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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 6, 2000



                                  SEMPRA ENERGY
                             -----------------------
             (Exact name of registrant as specified in its charter)

             CALIFORNIA                    1-14201             33-0732627
             ----------                  -----------           ----------
  (State of principal jurisdiction of   (Commission file     (I.R.S. employer
    incorporation of organization)           number)       identification no.)

                                 101 Ash Street
                           San Diego, California 92101
                                ----------------
          (Address of principal executive offices, including zip code)



                                 (619) 696-2034
                                  -------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 5.      Other Events
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         On December 6, 2000, Sempra Energy executed an underwriting agreement for the issuance and sale of $300,000,000 aggregate principal amount of its 6.95% Notes due 2005 as set forth in the Prospectus and Prospectus Supplement with respect thereto dated December 6, 2000. The transaction closed on December 13, 2000. For further information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)          Not applicable

(b)          Not applicable

(c)          Exhibits

Exhibit
Number                            Description
------                            -----------

1.1               Underwriting Agreement dated December 6, 2000

1.2               Pricing Agreement dated December 6, 2000

4.1               Form of Officers' Certificate
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SEMPRA ENERGY



                                      By: /s/ Neal E. Schmale
                                         --------------------------------
                                         Name:  Neal E. Schmale
                                         Title: Executive Vice President and
                                                Chief Financial Officer




December 13, 2000
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                                 EXHIBIT INDEX

Exhibit
Number                           Description
------                           -----------

1.1               Underwriting Agreement dated December 6, 2000

1.2               Pricing Agreement dated December 6, 2000

4.1               Form of Officers' Certificate